UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7083

Name of Fund:  MuniYield Arizona Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Arizona Fund, Inc., 800 Scudders Mill Road, Plainsboro,
NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-
9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 04/30/04

Item 1 - Report to Stockholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


MuniYield Arizona
Fund, Inc.


Semi-Annual Report
April 30, 2004



MuniYield Arizona Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Arizona income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Arizona income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Arizona Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



MuniYield Arizona Fund, Inc.
Box 9011
Princeton, NJ
08543-9011




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MuniYield Arizona Fund, Inc.



The Benefits and Risks of Leveraging


MuniYield Arizona Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of April 30, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 13.18%.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIYIELD ARIZONA FUND, INC., APRIL 30, 2004



A Letter From the President


Dear Shareholder

For the six-month and 12-month periods ended April 30, 2004, the Lehman Brothers Municipal Bond Index posted returns of +1.19% and +2.68%, respectively. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, had returns of +1.25% and +1.82% for the same periods. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, although not to the same extent as 10-year U.S. Treasury yields. In all, tax-exempt securities continued to be an attractive fixed income investment alternative.

As of April month-end, the Federal Reserve Board maintained its accommodative policy stance, although a better-than-expected employment report for the month of March prompted speculation that an interest rate increase could come sooner than many had expected. On April 2, 2004, the good news on the employment front - previously the one dim spot in an otherwise bright economic picture - helped prompt the yield on the 10-year Treasury bond to spike nearly 25 basis points (.25%), from 3.91% to 4.15%. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. If economic growth maintains its recent pace and employment figures continue to improve, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. For the six-month and 12-month periods ended April 30, 2004, the Standard & Poor's 500 Index returned +6.27% and +22.88%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments have led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties - not the least of which are geopolitical in nature - which can translate into negative market movements. Keeping this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIYIELD ARIZONA FUND, INC., APRIL 30, 2004



A Discussion With Your Fund's Portfolio Manager


Given the still uncertain interest rate environment, we maintained a defensive stance throughout the period, seeking to protect the Fund's net asset value and enhance current yield for our shareholders.


Describe the recent market environment relative to municipal bonds.

For much of the six-month period, a positive economic backdrop helped bond prices to move higher as yields, which typically move opposite of prices, declined. In early April, however, a surprisingly strong monthly employment report triggered fears that the long-accommodative Federal Reserve Board might raise interest rates sooner than many had expected. As a result, bond yields rose (prices fell) sharply for the remainder of the period. At the end of April, long-term U.S. Treasury bond yields had climbed to 5.13%, representing an increase of approximately 15 basis points (.15%) over the past six months. Ten-year U.S. Treasury note yields stood at 4.30% as of period-end, an increase of more than 20 basis points.

Tax-exempt bond yields generally mimicked the movement of their taxable counterparts, although volatility in the municipal market was more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose just four basis points over the past six months. For the same period, yields on AAA-rated issues maturing in 30 years rose approximately 10 basis points to 4.93% while yields on 10-year, AAA-rated issues increased more than 16 basis points to nearly 4%, according to Municipal Market Data. The more marked increase in 10-year bond yields may be attributed to the fact that recent issuance has been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. For the six-month period as a whole, municipal bond supply declined approximately 5% compared to the same period a year ago.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Recent Federal Reserve Board statistics showed that U.S. household holdings of municipal securities increased by more than $25 billion during the fourth quarter of 2003 to approximately $680 billion. In addition, data from the Investment Company Institute indicates that, in just the first three months of 2004, tax-exempt bond funds have seen net new cash flows of almost $640 million.


Describe conditions in the State of Arizona during the period.

Economic indicators for the State of Arizona continue to improve.
Specifically, state general fund collections were above forecast and approximately 7% above year-ago levels as of March 2004. Sales tax collections also have improved markedly since one year ago.

Further evidence of improving economic conditions is illustrated in the state's unemployment rate, which fell to 4.9% as of March 2004, the lowest level since August 2001 and significantly below the national level of 5.7%. A vibrant construction industry played a significant role in these positive economic developments.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2004, the Common Stock of MuniYield Arizona Fund, Inc. had net annualized yields of 6.36% and 6.70%, based on a period-end per share net asset value of $14.45 and a per share market price of $13.70, respectively, and $.458 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.79%, based on a change in per share net asset value from $14.64 to $14.45, and assuming reinvestment of $.456 per share ordinary income dividends.

For the six-month period ended April 30, 2004, the Fund's Auction
Market Preferred Stock (AMPS) had an average yield of .76% for Series A and .81% for Series B.



MUNIYIELD ARIZONA FUND, INC., APRIL 30, 2004



A significant amount of Fund holdings were redeemed during the period, which detracted from performance results. Overall, we maintained a conservative positioning throughout the period as interest rates remained volatile. Although this hampered performance modestly as the market rallied during the period, it began to benefit Fund results late in the period as yields began to rise and prices fall. Additionally, the Fund has continued to provide an above-average income stream for shareholders.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the American Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Changes to the Fund's portfolio during the period were relatively minor. We selectively purchased a number of new higher-yielding credits in an effort to enhance the Fund's yield. We also continued to favor premium-coupon bonds and, when available, preferred maturities in the 20-year - 25-year range. The municipal yield curve flattened out past this range; therefore, there was no significant yield to be gained by extending out further.

We generally maintained the Fund's fully invested position throughout the period, seeking to enhance shareholder income. With short-term interest rates at historic lows, the cost of holding cash reserves would have been relatively high in terms of its effect on performance.

Given the historically low short-term interest rates, the Fund's borrowing costs remained at attractive levels of around 1%. These levels, in combination with a positively sloped yield curve, provided a generous income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. We believe the Fund's borrowing costs should remain at relatively low levels for the foreseeable future. While the timing is questionable, the Federal Reserve Board's next move likely will be to raise short-term interest rates. The increase, however, is expected to be gradual and should not have a material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 31.96% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

The portfolio essentially remained fully invested, which we believe should continue to provide a material benefit to the Common Stock shareholder as short-term interest rates remain near their historic lows. We maintained our defensive market stance at the close of the period in recognition of improving economic conditions. We believe this positioning prepares the Fund for relative outperformance once interest rates inevitably begin to rise. Finally, we remained overweight in premium-coupon bonds and continued to favor maturities in the 25-year range.


Michael A. Kalinoski
Vice President and Portfolio Manager


May 12, 2004



MUNIYIELD ARIZONA FUND, INC., APRIL 30, 2004


Schedule of Investments                                                                                      (In Thousands)

               S&P      Moody's    Face
               Ratings  Ratings   Amount   Municipal Bonds                                                         Value
Arizona--126.3%

               NR*      NR*      $ 1,650   Arizona Educational Loan Marketing Corporation, Educational
                                           Loan Revenue Refunding Bonds, AMT, Junior Sub-Series, 6.30%
                                           due 12/01/2008                                                         $   1,685

               AAA      NR*          835   Arizona HFA, Revenue Bonds (Tucson Pima), AMT, IDA, Series 2A,
                                           5.50% due 1/01/2035 (i)                                                      842

                                           Arizona Health Facilities Authority, Hospital System Revenue
                                           Refunding Bonds (John C. Lincoln Health Network):
               BBB      NR*          500      6.875% due 12/01/2020                                                     543
               BBB      NR*          625      7% due 12/01/2025                                                         672

               BBB+     Baa1       1,785   Arizona Health Facilities Authority Revenue Bonds (Catholic
                                           Healthcare West), Series A, 6.625% due 7/01/2020                           1,960

               AAA      Aaa        3,000   Arizona School Facilities Board, State School Improvement Revenue
                                           Bonds, 5.50% due 7/01/2017                                                 3,264

                                           Arizona State University Revenue Bonds (e):
               AAA      Aaa        1,500      5.75% due 7/01/2027                                                     1,612
               AAA      NR*        4,335      DRIVERS, Series 270, 9.631% due 7/01/2021 (l)                           5,048

                                           Arizona Student Loan Acquisition Authority, Student Loan Revenue
                                           Refunding Bonds, AMT:
               NR*      A2         3,285      Junior Subordinated Series B-1, 6.15% due 5/01/2029                     3,489
               NR*      Aaa        1,000      Senior Series A-1, 5.90% due 5/01/2024                                  1,045

                                           Arizona Tourism and Sports Authority, Tax Revenue Bonds:
               NR*      Baa1       1,000      (Baseball Training Facilities Project), 5% due 7/01/2016                1,005
               NR*      Aaa        2,000      (Multi-Purpose Stadium Facility), Series A, 5.375% due 7/01/2023 (j)    2,110

               AAA      NR*          500   Glendale, Arizona, Development Authority, Educational Facilities
                                           Revenue Refunding Bonds (American Graduate School International),
                                           5.875% due 7/01/2015 (c)                                                     535

               AAA      Aaa        1,000   Goodyear, Arizona, Community Facilities Utilities District No. 1, GO,
                                           5.20% due 7/15/2025 (j)                                                    1,015

               BBB      Baa1       2,405   Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun Health
                                           Corporation), 6.125% due 4/01/2018                                         2,507

               AAA      Aaa        2,400   Maricopa County, Arizona, IDA, Hospital Facility Revenue Refunding
                                           Bonds (Samaritan Health Services), Series A, 7% due 12/01/2016 (d)(j)      2,983

                                           Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds:
               AAA      Aaa        1,000      (Metro Gardens--Mesa Ridge Apartments Project), Series 1999A,
                                              5.15% due 7/01/2029 (j)                                                 1,005
               AAA      NR*        2,395      (Place Five and Greenery Apartments), Series A, 6.625% due
                                              1/01/2027 (d)                                                           2,745

               AAA      NR*          955   Maricopa County, Arizona, IDA, S/F Mortgage Revenue Bonds, AMT,
                                           Series 1B, 6.25% due 9/01/2032 (f)(i)                                        981

                                           Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                           Refunding, Series A:
               BB+      Ba1        1,000      (El Paso Electric Company Project), 6.25% due 5/01/2037                 1,039
               BBB      Baa2         500      (Public Service Company of New Mexico Project), 5.75% due 11/01/2022      501
               BBB      Baa2       1,485      (Public Service Company of New Mexico Project), 6.30% due 12/01/2026    1,528

               AAA      NR*        2,250   Maricopa County, Arizona, Public Finance Corporation, Lease Revenue
                                           Bonds, RIB, Series 511X, 9.63% due 7/01/2014 (a)(l)                        2,682

               AA       Aa2        1,825   Maricopa County, Arizona, Scottsdale Unified School District
                                           Number 48, GO, 6.60% due 7/01/2012                                         2,181


Portfolio Abbreviations


To simplify the listings of MuniYield Arizona Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family


MUNIYIELD ARIZONA FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P      Moody's    Face
               Ratings  Ratings   Amount   Municipal Bonds                                                         Value
Arizona (concluded)

               AAA      Aaa      $   500   Maricopa County, Arizona, Tempe Elementary Unified School District
                                           Number 3, GO, Refunding, 7.50% due 7/01/2010 (e)                       $     612

               NR*      Baa2       1,000   Maricopa County, Arizona, Unified School District Number 090,
                                           School Improvement, GO (Saddle Mountain), Series A, 5% due 7/01/2014       1,022

                                           Mesa, Arizona, IDA, Revenue Bonds (Discovery Health Systems),
                                           Series A (j):
               AAA      Aaa        1,000      5.875% due 1/01/2014                                                    1,110
               AAA      Aaa        1,500      5.625% due 1/01/2015                                                    1,635

               AAA      Aaa        1,000   Mesa, Arizona, Utility System Revenue Bonds, 6.125% due
                                           7/01/2007 (e)(k)                                                           1,125

               NR*      NR*        1,000   Navajo County, Arizona, IDA, IDR (Stone Container Corporation Project),
                                           AMT, 7.40% due 4/01/2026                                                   1,007

               AAA      Aaa        4,500   Northern Arizona University System Revenue Bonds, 5.50% due
                                           6/01/2034 (e)                                                              4,770

               AAA      Aaa        2,500   Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue
                                           Refunding Bonds, Junior Lien, 5.50% due 7/01/2020 (e)                      2,686

               AA+      NR*        1,750   Phoenix, Arizona, GO, Refunding, DRIVERS, Series 173, 13.61% due
                                           7/01/2008 (l)                                                              2,397

               NR*      Aaa        2,500   Phoenix, Arizona, IDA, Revenue Bonds (Camelback Crossing), 6.35%
                                           due 9/20/2035 (i)                                                          2,676

               AAA      NR*          775   Phoenix, Arizona, IDA, S/F Mortgage Revenue Bonds, AMT, Series 1A,
                                           6.25% due 9/01/2032 (f)(i)                                                   796

                                           Pima County, Arizona, IDA, Education Revenue Bonds (Arizona Charter
                                           Schools Project), Series C:
               NR*      Baa3         750      6.70% due 7/01/2021                                                       764
               NR*      Baa3       1,000      6.75% due 7/01/2031                                                     1,008

               AAA      Aaa        1,000   Pima County, Arizona, IDA, Revenue Refunding Bonds (Health Partners),
                                           Series A, 5.625% due 4/01/2014 (j)                                         1,088

               AAA      NR*          705   Pima County, Arizona, IDA, S/F Mortgage Revenue Refunding Bonds, AMT,
                                           Series A-1, 6.20% due 11/01/2030 (f)(g)                                      749

               AAA      Aaa        3,050   Pima County, Arizona, Unified School District Number 1, Tucson, GO,
                                           Refunding, 7.50% due 7/01/2009 (e)                                         3,679

               AAA      Aaa        1,000   Scottsdale, Arizona, GO, 6.25% due 7/01/2009 (k)                           1,153

               BBB+     A3         2,250   Scottsdale, Arizona, IDA, Hospital Revenue Bonds (Scottsdale
                                           Healthcare), 5.80% due 12/01/2031                                          2,334

               AAA      Aaa        1,500   South Campus Group LLC, Arizona Student Housing Revenue Bonds
                                           (Arizona State University South Campus Project), Series 2003, 5.625%
                                           due 9/01/2035 (j)                                                          1,597

                                           Tucson and Pima County, Arizona, IDA, S/F Mortgage Revenue Refunding
                                           (Mortgage-Backed Securities Program), Bonds, AMT, Series A-1 (g):
               AAA      NR*        1,065      6% due 7/01/2021 (f)                                                    1,092
               AAA      NR*          560      6.20% due 1/01/2034                                                       562

               AA       NR*        1,500   Tucson, Arizona, IDA, Senior Living Facilities Revenue Bonds (Christian
                                           Care Tucson Inc. Project), Series A, 6.125% due 7/01/2024 (b)              1,613

               NR*      NR*        1,000   Vistancia, Arizona, Community Facilities District, GO, 6.75% due
                                           7/15/2022                                                                  1,017

               NR*      Baa2       2,000   Yavapai County, Arizona, IDA, Hospital Facility Revenue Bonds
                                           (Yavapai Regional Medical Center), Series A, 6% due 8/01/2033              2,022


Puerto Rico--13.2%

               AAA      Aaa          500   Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3,
                                           10.09% due 7/01/2016 (j)(l)                                                  633

                                           Puerto Rico Commonwealth, Highway and Transportation Authority,
                                           Transportation Revenue Refunding Bonds:
               A        Baa1       1,000      Series D, 5.75% due 7/01/2041                                           1,056
               A        Aaa        1,000      Series J, 5.50% due 7/01/2023                                           1,054

               AAA      Aaa          695   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
                                           Receipts, Class R, Series 16 HH, 10.07% due 7/01/2013 (h)(l)                 897


MUNIYIELD ARIZONA FUND, INC., APRIL 30, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

               S&P      Moody's    Face
               Ratings  Ratings   Amount   Municipal Bonds                                                         Value
Puerto Rico (concluded)

               NR*      Aaa      $   750   Puerto Rico Electric Power Authority, Power Revenue Refunding
                                           Bonds, RIB, Series 449X, 9.66% due 7/01/2016 (a)(l)                    $     839

               NR*      Baa2       2,000   Puerto Rico Industrial, Tourist, Educational, Medical and
                                           Environmental Control Facilities Revenue Bonds (Cogeneration
                                           Facility--AES Puerto Rico Project), AMT, 6.625% due 6/01/2026              2,085

               BBB+     Baa3       1,835   Puerto Rico Public Finance Corporation Revenue Bonds,
                                           Commonwealth Appropriation, Series E, 5.70% due 8/01/2025                  1,923


Virgin Islands--1.7%

               BBB      NR*        1,000   Virgin Islands Public Finance Authority, Revenue Refunding Bonds
                                           (Gross Receipts Taxes Loan Note), Series A, 6.375% due 10/01/2019          1,113

                                           Total Municipal Bonds (Cost--$86,848)--141.2%                             91,091



                                  Shares
                                   Held    Short-Term Securities
                                   2,710   CMA Arizona Municipal Money Fund (m)                                       2,710

                                           Total Short-Term Securities (Cost--$2,710)--4.2%                           2,710

               Total Investments (Cost--$89,558)--145.4%                                                             93,801
               Other Assets Less Liabilities--1.6%                                                                    1,008
               Preferred Stock, at Redemption Value--(47.0%)                                                       (30,303)
                                                                                                                  ---------
               Net Assets Applicable to Common Stock--100.0%                                                      $  64,506
                                                                                                                  =========

(a)AMBAC Insured.

(b)Radian Insured.

(c)Connie Lee Insured.

(d)Escrowed to maturity.

(e)FGIC Insured.

(f)FHLMC Collateralized.

(g)FNMA/GNMA Collateralized.

(h)FSA Insured.

(i)GNMA Collateralized.

(j)MBIA Insured.

(k)Prerefunded.

(l)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.

(m)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                  (in Thousands)

                                           Net          Dividend
Affiliate                                Activity        Income

CMA Arizona Municipal
   Money Fund                             1,908            $4


*Not Rated.

See Notes to Financial Statements.


MUNIYIELD ARIZONA FUND, INC., APRIL 30, 2004


Statement of Net Assets

As of April 30, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$86,848,467)                  $    91,091,097
           Investments in affiliated securities, at value (identified cost--$2,709,786)                           2,709,786
           Cash                                                                                                      31,772
           Receivables:
               Interest                                                                   $     1,844,758
               Securities sold                                                                    239,700
               Dividends from affiliates                                                               32         2,084,490
                                                                                          ---------------
           Prepaid expenses                                                                                           3,067
                                                                                                            ---------------
           Total assets                                                                                          95,920,212
                                                                                                            ---------------

Liabilities

           Payables:
               Securities purchased                                                             1,030,579
               Investment adviser                                                                  44,504
               Dividends to Common Stock shareholders                                              31,757
               Other affiliates                                                                       665         1,107,505
                                                                                          ---------------
           Accrued expenses                                                                                           3,155
                                                                                                            ---------------
           Total liabilities                                                                                      1,110,660
                                                                                                            ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.10 per Share
           (518 Series A Shares and 694 Series B Shares of AMPS* issued and
           outstanding at $25,000 per share liquidation preference)                                              30,303,227
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                            $    64,506,325
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (4,463,687 shares issued and
           outstanding)                                                                                     $       446,369
           Paid-in capital in excess of par                                                                      58,988,883
           Undistributed investment income--net                                           $     1,244,629
           Accumulated realized capital losses on investments--net                              (416,186)
           Unrealized appreciation on investments--net                                          4,242,630
                                                                                          ---------------
           Total accumulated earnings--net                                                                        5,071,073
                                                                                                            ---------------
           Total--Equivalent to $14.45 net asset value per share of Common Stock
           (market price--$13.70)                                                                           $    64,506,325
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MUNIYIELD ARIZONA FUND, INC., APRIL 30, 2004


Statement of Operations

For the Six Months Ended April 30, 2004
Investment Income

           Interest                                                                                         $     2,581,024
           Dividends from affiliates                                                                                  4,007
                                                                                                            ---------------
           Total income                                                                                           2,585,031
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       241,371
           Commission fees                                                                         36,606
           Accounting services                                                                     27,243
           Professional fees                                                                       22,156
           Transfer agent fees                                                                     20,886
           Printing and shareholder reports                                                        18,137
           Directors' fees and expenses                                                             6,970
           Pricing fees                                                                             3,512
           Custodian fees                                                                           3,503
           Listing fees                                                                               861
           Other                                                                                   11,949
                                                                                          ---------------
           Total expenses before reimbursement                                                    393,194
           Reimbursement of expenses                                                              (5,894)
                                                                                          ---------------
           Total expenses after reimbursement                                                                       387,300
                                                                                                            ---------------
           Investment income--net                                                                                 2,197,731
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

           Realized gain on investments--net                                                                        365,391
           Change in unrealized appreciation on investments--net                                                (1,261,621)
                                                                                                            ---------------
           Total realized and unrealized loss on investments--net                                                 (896,230)
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                                 (119,327)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     1,182,174
                                                                                                            ===============

See Notes to Financial Statements.


MUNIYIELD ARIZONA FUND, INC., APRIL 30, 2004


Statements of Changes in Net Assets
                                                                                             For the Six         For the
                                                                                             Months Ended       Year Ended
                                                                                              April 30,        October 31,
Increase (Decrease) in Net Assets:                                                               2004              2003
Operations

           Investment income--net                                                         $     2,197,731   $     4,464,649
           Realized gain on investments--net                                                      365,391           709,383
           Change in unrealized appreciation on investments--net                              (1,261,621)         (484,666)
           Dividends to Preferred Stock shareholders                                            (119,327)         (278,512)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                 1,182,174         4,410,854
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                             (2,033,247)       (3,910,556)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to Common Stock
           shareholders                                                                       (2,033,247)       (3,910,556)
                                                                                          ---------------   ---------------

Common Stock Transactions

           Value of shares issued to Common Stock shareholders in reinvestment of
           dividends                                                                              123,724            34,457
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

           Total increase (decrease) in net assets applicable to Common Stock                   (727,349)           534,755
           Beginning of period                                                                 65,233,674        64,698,919
                                                                                          ---------------   ---------------
           End of period*                                                                 $    64,506,325   $    65,233,674
                                                                                          ===============   ===============
               *Undistributed investment income--net                                      $     1,244,629   $     1,199,472
                                                                                          ===============   ===============

See Notes to Financial Statements.


MUNIYIELD ARIZONA FUND, INC., APRIL 30, 2004


Financial Highlights

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              April 30,            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002        2001++       2000++
Per Share Operating Performance

           Net asset value, beginning of period              $    14.64   $    14.53   $    14.19   $    13.11   $    12.54
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                              .49+++++    1.00+++++          .97          .94          .95
           Realized and unrealized gain (loss) on
           investments--net                                       (.19)          .05          .26         1.02          .57
           Dividends to Preferred Stock shareholders
           from investment income--net                            (.03)        (.06)        (.09)        (.20)        (.27)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .27          .99         1.14         1.76         1.25
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends to Common Stock shareholders
           from investment income--net                            (.46)        (.88)        (.80)        (.68)        (.68)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    14.45   $    14.64   $    14.53   $    14.19   $    13.11
                                                             ==========   ==========   ==========   ==========   ==========
           Market price per share, end of period             $    13.70   $    14.13   $    13.25   $    13.19   $   11.125
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on market price per share                    (.01%)+++       13.45%        6.54%       25.09%        2.40%
                                                             ==========   ==========   ==========   ==========   ==========
           Based on net asset value per share                  1.79%+++        7.19%        8.60%       14.20%       11.26%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of reimbursement***               1.17%*        1.18%        1.28%        1.33%        1.26%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses***                                     1.18%*        1.19%        1.28%        1.33%        1.30%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net***                       6.61%*        6.79%        6.86%        6.88%        7.55%
                                                             ==========   ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock
           shareholders                                           .36%*         .42%         .61%        1.48%        2.13%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                          6.25%*        6.37%        6.25%        5.41%        5.42%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock***

           Total expenses, net of reimbursement                   .80%*         .81%         .86%         .89%         .82%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses                                         .81%*         .81%         .86%         .89%         .85%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net                          4.55%*        4.64%        4.63%        4.60%        4.91%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders              .79%*         .91%        1.26%        2.97%        3.97%
                                                             ==========   ==========   ==========   ==========   ==========


MUNIYIELD ARIZONA FUND, INC., APRIL 30, 2004


Financial Highlights (concluded)
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived     April 30,            For the Year Ended October 31,
from information provided in the financial statements.           2004        2003         2002        2001++       2000++
Supplemental Data

           Net assets applicable to Common Stock,
           end of period (in thousands)                      $   64,506   $   65,234   $   64,699   $   63,160   $   58,364
                                                             ==========   ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of period
           (in thousands)                                    $   30,300   $   30,300   $   30,300   $   30,300   $   30,300
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    13.58%       26.99%       42.51%       45.89%       46.71%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                         $    3,129   $    3,153   $    3,135   $    3,085   $    2,926
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                  $       95   $      220   $      305   $      742   $    1,011
                                                             ==========   ==========   ==========   ==========   ==========
           Series B--Investment income--net                  $      101   $      237   $      324   $      742   $      984
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

***Do not reflect the effect of dividends to Preferred Stock shareholders.

++Certain prior year amounts have been reclassified to conform to current year presentation.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MUNIYIELD ARIZONA FUND, INC., APRIL 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MZA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MUNIYIELD ARIZONA FUND, INC., APRIL 30, 2004



Notes to Financial Statements (continued)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2004, FAM reimbursed the Fund in the amount of $5,894.

For the six months ended April 30, 2004, the Fund reimbursed FAM
$946 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were $12,619,881 and $13,235,677, respectively.

Net realized gains for the six months ended April 30, 2004 and net unrealized appreciation as of April 30, 2004 were as follows:

                                        Realized         Unrealized
                                           Gains       Appreciation

Long-term investments              $     365,391      $   4,242,630
                                   -------------      -------------
Total                              $     365,391      $   4,242,630
                                   =============      =============


As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $4,234,380, of which $4,478,532 related to appreciated securities and $244,152 related to depreciated securities. The aggregate cost of investments at April 30, 2004 for Federal income tax purposes was $89,566,503.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2004 and the year ended October 31, 2003 increased by 8,236 and 2,294, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2004 were as follows: Series A, 1.00% and Series B, .97%.



MUNIYIELD ARIZONA FUND, INC., APRIL 30, 2004



Notes to Financial Statements (concluded)


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $7,970 as commissions.


5. Capital Loss Carryforward:
On October 31, 2003, the Fund had a net capital loss carryforward of $504,059, of which $437,250 expires in 2008 and $66,809 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.077000 per share on May 27, 2004 to shareholders of record on May 14, 2004.



Proxy Results

During the six-month period ended April 30, 2004, MuniYield Arizona
Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

                                                                 Shares Voted     Shares Withheld
                                                                     For            From Voting
1. To elect the Fund's Directors:    James H. Bodurtha            4,266,662           134,338
                                     Joe Grills                   4,264,662           136,338
                                     Roberta Cooper Ramo          4,264,377           136,623
                                     Robert S. Salomon, Jr.       4,262,850           138,150
                                     Stephen B. Swensrud          4,257,266           143,734



During the six-month period ended April 30, 2004, MuniYield Arizona
Fund, Inc.'s Preferred Stock shareholders (Series A - B) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. The description of the proposal and number of shares voted are as follows:

                                                                 Shares Voted     Shares Withheld
                                                                     For            From Voting
1. To elect the Fund's Board of Directors: James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold,
   Roberta Cooper Ramo, Robert S. Salomon, Jr. and
   Stephen B. Swensrud                                              1,010                0



MUNIYIELD ARIZONA FUND, INC., APRIL 30, 2004



Quality Profile


The quality ratings of securities in the Fund as of April 30, 2004 were as follows:

                                        Percent of
                                          Total
S&P Rating/Moody's Rating              Investments

AAA/Aaa                                    58.2%
AA/Aa                                       6.6
A/A                                         7.3
BBB/Baa                                    19.9
BB/Ba                                       1.1
NR (Not Rated)                              6.9



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIYIELD ARIZONA FUND, INC., APRIL 30, 2004



Officers and Directors


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286



AMEX Symbol
MZA



MUNIYIELD ARIZONA FUND, INC., APRIL 30, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNIYIELD ARIZONA FUND, INC., APRIL 30, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Arizona Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Arizona Fund, Inc.


Date: June 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Arizona Fund, Inc.


Date: June 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Arizona Fund, Inc.


Date: June 18, 2004